Exhibit 99.14a

EXECUTION VERSION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated of October 1, 2007 is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the “Depositor”), Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), US Bank, N.A. as seller (in such capacity, the “Seller”) and as servicer (in such capacity, the “Servicer”), and acknowledged by LaSalle Bank National Association, as trustee (the “Trustee”) of Morgan Stanley Mortgage Loan Trust 2007-14AR (the “Trust”) and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the “Master Servicer”).

RECITALS

WHEREAS MSMCH and the Seller and Servicer have entered into a certain Mortgage Loan Sale And Servicing Agreement, dated as of June 1, 2007 (as amended or modified to the date hereof, the “Sale and Servicing Agreement”), pursuant to which MSMCH has acquired certain Mortgage Loans pursuant to the terms of the Sale and Servicing Agreement;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCH certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Sale and Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”); and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.         Assignment and Assumption

(a)  On and as of the date hereof, MSMCH hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Sale and Servicing Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCH (the “First Assignment and Assumption”), and the Seller and the Servicer hereby acknowledge the First Assignment and Assumption.

MSMCH specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCH with respect to any Mortgage Loans subject to the Sale and Servicing Agreement which are not the Specified Mortgage Loans.

(b)  On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Sale and Servicing Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Seller and the Servicer hereby acknowledge the Second Assignment and Assumption.

(c)  On and as of the date hereof, MSMCH represents and warrants to the Depositor and the Trustee that MSMCH has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCH’s acquisition of the Specified Mortgage Loans.

2.        Recognition of Trustee

(a)  From and after the date hereof, both MSMCH and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCH that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCH and their respective successors and assigns.

(b)  Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Sale and Servicing Agreement.  Accordingly, the right of MSMCH to consent to any amendment of the Sale and Servicing Agreement and its rights concerning waivers as set forth in Section 24 of the Sale and Servicing Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Sale and Servicing Agreement with respect thereto, solely by the Trustee as assignee of MSMCH.

(c)  It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the Assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof (the “Pooling and Servicing Agreement”) among the Depositor, Wells Fargo Bank, National Association, as securities administrator (the “Securities Administrator”) and master servicer (the “Master Servicer”), and the Trustee, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust , (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Assignee shall be had solely to the assets of the Trust.

(d)  From and after October 31, 2007 (the “Closing Date”), the Seller and the Servicer shall and do hereby recognize that the Depositor will transfer the Specified Mortgage Loans and assign its rights and obligations under the Sale and Servicing Agreement (solely to the extent set forth herein) and this Assignment to the Trust created pursuant to the Pooling and Servicing Agreement.  The Seller and the Servicer hereby acknowledge and agree that from and after the Closing Date (i) the Trust will be the owner of the Specified Mortgage Loans, (ii) they shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the Specified Mortgage Loans, (iii) except as provided in the preceding paragraph, the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Depositor, insofar as they relate to the Specified Mortgage Loans, under the Sale and Servicing Agreement (as modified by Section 5 below), including, without limitation, the enforcement of the document delivery requirements set forth in Section 11 of the Sale and Servicing Agreement, and shall be entitled to enforce all of the respective obligations of the Seller and the Servicer thereunder insofar as they relate to the Specified Mortgage Loans, and (iv) all references to the Purchaser, the Custodian or the Bailee under the Sale and Servicing Agreement insofar as they relate to the Specified Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf).  Such rights will include, without limitation, the right to terminate the Servicer, as servicer, under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Sale and Servicing Agreement, the right to examine the books and records of the Servicer to the extent provided in the Sale and Servicing Agreement, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by Assignor.  None of the Purchaser, the Seller nor the Servicer shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Sale and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Specified Mortgage Loans or the Seller’s or the Servicer’s performance under the Sale and Servicing Agreement with respect to the Specified Mortgage Loans without the prior written consent of the Master Servicer.  The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, National Association
ABA Number:  121-000-248
Account Name:  Corporate Trust Clearing
Account number:  3970771416
For further credit to:  53183200, MSM 2007-14AR

The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager, MSM 2007-14AR
Office Number:  (410) 884-2000
Telecopier: (410) 715-2380

                3.        Representations and Warranties

(a)  The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCH other than those contained in the Sale and Servicing Agreement or this Assignment.

(b)  Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)  Each of the Depositor, MSMCH, the Servicer and the Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)  The Seller and Servicer hereby restates, as of the Closing Date, the representations and warranties set forth in Sections 7.01 and 7.02 of the Sale and Servicing Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Sale and Servicing Agreement, to and for the benefit of the Depositor, the Securities Administrator, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date; provided, however, that instead of the representation and warranty set forth in Subsection 7.02(b), the Seller hereby represents and warrants that as of the Closing Date, none of the Specified Mortgage Loans is contractually past due by more than 30 days.

4.         Remedies for Breach of Representations and Warranties

The Seller and Servicer hereby acknowledges and agrees that the remedies available to the Depositor, MSMCH, the Master Servicer and the Trust (including the Trustee acting on the Trust’s behalf) in connection with any breach of the representations and warranties made by the Seller and Servicer set forth in Section 3 hereof shall be as set forth in Subsection 7.03 of the Sale and Servicing Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

5.        Amendments to Sale and Servicing Agreement

The parties to this Assignment hereby agree to amend the Sale and Servicing Agreement solely with respect to the Specified Mortgage Loans as follows:

(a)   The following definitions are inserted to Section 1 of the Sale and Servicing Agreement:

 Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company that is an Eligible Institution, the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii)  a trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to the regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers and is acting in its fiduciary capacity, or (iii) any other account acceptable to each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.

  Eligible Institution:  An institution having the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies or the approval of the Rating Agencies.  Upon a downgrade in the rating of an Eligible Institution at which an Eligible Account is held below the required ratings set forth in the definition of Eligible Account, within 30 days of such downgrade, such account will be transferred to an account meeting the requirements of the definition of Eligible Account; provided, however, that this transfer requirement may be waived by the applicable Rating Agency.

 Rating Agency:  Any of Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. or any successors thereto, rating one or more classes of certificates issued by the Trust.

(b)   The following definitions in Section 1 of the Sale and Servicing Agreement are amended and restated in their entirety as follows:

Permitted Investments:  At any time, any one or more of the following obligations and securities:

  (i)        obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

  (ii)       general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

  (iii)      commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

   (iv)    certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or following a downgrade, withdrawal, or suspension of such institution’s rating, each account should promptly (and in any case within not more than 10 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted unless such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

        (v)  guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

  (vi)      repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

 (vii)      securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

  (viii)      interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

  (ix)        short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or following a downgrade, withdrawal, or suspension of such institution’s rating, each account should promptly (and in any case within not more than 10 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted unless such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

 (x)          such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

  provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

      Servicing Fee Rate:  With respect to each Adjustable Rate Mortgage Loan, 0.25% per annum.

(c)              Section 11.01 of the Sale and Servicing Agreement is hereby amended as follows:

  (1)           to remove requiring the consent of the Purchser prior to the modification, in accordance with Accepted Servicing Practices, of any Mortgage

 Loan that is in default or with respect to which a default is reasonable foreseeable; and

  (2)           to require the Servicer to provide prior written notice to the Depositor and to the Master Servicer of any changes it intends to make to its policies and practices related to the modifications of Mortgage Loans prior to its implementation thereof.

(d)   The following is inserted after the first sentence of Subsection 11.04:

  The Custodial Account shall be a Eligible Account.

(e)   The following paragraphs are hereby incorporated into the Sale and Servicing Agreement at the end of Section 11.12:

“The Seller shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions.  The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date.  The Seller shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Seller has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes.

 The Servicer shall use its best efforts to dispose of the REO Property as soon as possible, and shall sell such REO Property in any event within three years after title has been taken to such REO Property.”

(f)  Section 14.02 of the Sale and Servicing Agreement is hereby deleted.

(g)  Subsection 34.03(d) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation  or sale of substantially all of the assets of the Seller and Servicer, and (E) the Servicer’s entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer’s obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

(h)  Subsection 34.03(f) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Purchaser's or such Depositor's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static Pool Information).  Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement commencing with the first such report due in connection with the applicable Securitization Transaction.”

(i)  The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Subsections 34.03(g) and (h):

“(g)           In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)           any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)           material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

 (iii)           information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(h)           The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Company or such Subservicer’s performance hereunder, as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor.”

(j)  Subsection 34.05(a)(iv) is hereby amended and restated in its entirety as follows:

“deliver, and cause each Subservicer and subcontractor described in clause (iii) above to deliver, to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Seller, in the form attached hereto as Exhibit 16.”

(k)  The penultimate sentence of Subsection 34.06(a) is hereby amended and restated in its entirety as follows:

“The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Subsections 34.02, 34.03(c),(e), (g) and (h), 34.04, 34.05 and 34.07 of this Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Subsection 34.03(d) of this Agreement.”

(l)  The last two lines of  Subsection 34.06(b) are hereby amended and restated as follows:

“…assessment of compliance and attestation, and the other certifications required to be delivered...”

(m)  Subsection 34.07 is hereby amended and restated in its entirety as follows:

        “Subsection 34.07                                           Indemnification; Remedies.

(a)           The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction:  each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an “Indemnified Party”), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

 (i)(A)   any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants’ letter or other material provided in written or electronic form under this Section 34 by or on behalf of the Seller, or provided under this Section 34 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the “Seller Information”), or  the omission or alleged omission to state in the Seller Information a material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

 (ii)           any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required, under this Section 34, including any failure by the Seller to identify pursuant to Subsection 34.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

 (iii)           any breach by the Seller of a representation or warranty set forth in Subsection 34.02(a) or in a writing furnished pursuant to Subsection 34.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 34.02(b) to the extent made as of a date subsequent to such closing date; or

 (iv)           the negligence, bad faith or willful misconduct of the Seller in connection with its obligation to deliver the certifications and reports required by Section 34.03, Section 34.04 or Section 34.05 hereof.

 If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

 In the case of any failure of performance described in clause (a)(ii) of this Section, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(b)           (i)  Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 34, or any breach by the Seller of a representation or warranty set forth in Subsection 34.02(a) or in a writing furnished pursuant to Subsection 34.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 34.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller (and if the Seller is servicing any of the Mortgage Loans in a Securitization Transaction, shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

 (ii)           Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Subsection 34.04 or 34.05, including (except as provided below) any failure by the Seller to identify pursuant to Subsection 34.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Seller pursuant to this subparagraph (b)(ii) if a failure of the Seller to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

 (iii)           The Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.”

(n)  The following paragraph is hereby incorporated into the Sale and Servicing Agreement as new Section 35:

Third Party Beneficiary.  For purposes of this Agreement, including but not limited to Section 34, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

(o)  Exhibit 9 to the Sale and Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 9 attached to this Agreement as Exhibit II.

(p)  Exhibit 16 to the Sale and Servicing Agreement is hereby replaced in its entirety with Exhibit A-1 to this Agreement.

(q)  Written notice provided in compliance with Sections 34.03(d), (e) or (g) of the Sale and Servicing Agreement shall be substantially in the form of Exhibit C-1 to this Agreement.

6.            Continuing Effect

Except as contemplated hereby, the Sale and Servicing Agreement shall remain in full force and effect in accordance with its terms.  In the event that any provision of this Assignment conflicts with any provision of the Sale and Servicing Agreement with respect to the Specified Mortgage Loans, the terms of this Agreement shall control.

The Seller and Servicer hereby agrees that, for so long as the Trust is reporting under the Exchange Act, its obligations under Section 34 of the Sale and Servicing Agreement, as modified by this Agreement, shall survive the termination and removal of the Servicer as servicer of the Specified Mortgage Loans in the Trust and continue to apply for each calendar year or portion thereof during which the Servicer services the Specified Mortgage Loans.

           7.             Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

          8.               Notices

Any notices or other communications permitted or required under the Sale and Servicing Agreement to be made to MSMCH, the Depositor, the Trustee and the Seller and Servicer shall be made in accordance with the terms of the Sale and Servicing Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of MSMCH:

Morgan Stanley Mortgage Capital Holdings LLC
1221 Avenue of the Americas
New York, New York 10020
Attention: Morgan Stanley Mortgage Loan Trust 2007-14AR

With a copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: General Counsel’s Office

In the case of the Depositor:

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-14AR

In the case of the Trustee:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services MSM 2007-14AR

In the case of the Seller and Servicer:

US Bank, N.A.
1550 East 79th Street
Bloomington, Minnesota 55425

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Sale and Servicing Agreement.

         9.               Ratification

Except as modified and expressly amended by this Assignment, the Sale and Servicing Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      10.                 Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.              Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Sale and Servicing Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

MORGAN STANLEY MORTGAGE
CAPITAL HOLDINGS LLC,
successor by merger to Morgan Stanley
Mortgage Capital Inc.

By: /s/ Valerie Kay
Name:  Valerie Kay
Title:    Vice President

MORGAN STANLEY CAPITAL I INC.

By:  /s/ Valerie Kay
Name:   Valerie Kay
Title:      Vice President

US BANK, N.A.

By:   /s/ Renee J. Mueller
Name:   Renee J. Mueller
Title:     First Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION
 as Master Servicer

By:   /s/ Carla S. Walker
Name:    Carla S. Walker
Title:      Vice President

LASALLE BANK NATIONAL ASSOCIATION,
 as Trustee of Morgan Stanley
Mortgage Loan Trust 2007-14AR

By:  /s/ Rita Lopez
Name:   Vice President
Title:

EXHIBIT I

Mortgage Loan Schedule

[see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY

APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number

NOD_DATE		MM/DD/YYYY
NOI_DATE		MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE		MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE		MM/DD/YYYY
REO_SALES_PRICE		Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement	Number

Exhibit IIB:  Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

    •    ASUM-  Approved Assumption
    •    BAP-       Borrower Assistance Program
    •    CO-          Charge Off
    •    DIL-         Deed-in-Lieu
    •    FFA-        Formal Forbearance Agreement
    •    MOD-      Loan Modification
    •    PRE-         Pre-Sale
    •    SS-            Short Sale
    •    MISC-      Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

    •      Mortgagor
    •      Tenant
    •      Unknown
    •      Vacant

The Property Condition field should show the last reported condition of the property as follows:

    •      Damaged
   •      Excellent
    •      Fair
    •      Gone
    •      Good
    •      Poor
    •      Special Hazard
    •      Unknown

Exhibit IIB:  Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit IIB:  Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit IIC:Standard File Layout – Master Servicing

Exhibit 1: Layout
Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Exhibit 1:Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

With respect to each Mortgage Loan that has been modified during the related Due Period, this report shall also include, in a form mutually acceptable to the Servicer and the Master Servicer, the following information:

1.           The number of Mortgage Loans that had loan modifications;
2.           The date of each loan modification; and
3.           The amount of principal and interest forgiveness with respect to each loan modification.

Exhibit 2:  Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT

For Month Ended:	mm/dd/yyyy	Servicer Name:
Prepared by:		Investor Nbr:

Section 1.  Remittance and Ending Balances – Required Data
Beginning Loan Count	Ending Loan Count	Total Monthly Remittance Amo.	Total Ending Unpaid Principal Balance	Total Monthly Principal Balance
0	0	$0.00	$0.00	$0.00

Principal Calculation
1.	Monthly Principal Due	+ $0.00
2.	Current Curtailments	+ $0.00
3.	Liquidations	+ $0.00
4.	Other (attach explanation)	+ $0.00
5.	Principal Due	$0.00
6.	Interest (reported “gross”)	+ $0.00
7.	Interest Adjustments on Curtailments	+ $0.00
8.	Servicing Fees	− $0.00
9.	Other Interest (attach explanation)	+ $0.00
10.	Interest Due (need to subtract ser fee)	$0.00
Remittance Calculation
11.	Total Principal and Interest Due (lines 5+10)	+ $0.00
12.	Reimbursement of Non-Recoverable Advances	− $0.00
13.	Total Realized Gains	+ $0.00
14.	Total Realized Losses	− $0.00
15.	Total Prepayment Penalties	+ $0.00
16.	Total Non-Supported Compensating Interest	− $0.00
17.	Other (attach explanation)	$0.00
18.	Net Funds Due on or before Remittance Date	$ $0.00

Section 2. Delinquency Report – Optional Data for Loan Accounting
Installments Delinquent
Total No. of Loans	Total No. of Delinquencies	30- Days	60- Days	90 or more Days	In Foreclosure (Optional)	Real Estate Owned (Optional)	Total Dollar Amount of Delinquencies
0	0	0	0	0	0	0	$0.00

Section 3. REG AB Summary Reporting – REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	Loan Count	Balance
PREPAYMENT PENALTY AMT	0	$0.00
PREPAYMENT PENALTY AMT WAIVED	0	$0.00
DELINQUENCY P&I AMOUNT	0	$0.00

Exhibit IID : Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

(a)

(b)  The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.   The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

    2.   The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
3.   Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
    4-12.  Complete as applicable.  Required documentation:
*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.
*  For escrow advances - complete payment history  (to calculate advances from last positive escrow balance forward)
*  Other expenses -  copies of corporate advance history showing all payments
*  REO repairs> $1500 require explanation
*  REO repairs>$3000 require evidence of at least 2 bids.
*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate
*  Unusual or extraordinary items may require further documentation.
13.    The total of lines 1 through 12.
   (c)  Credits:

14-21.Complete as applicable.  Required documentation:
* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney  Letter of Proceeds Breakdown.
*  Copy of EOB for any MI or gov't guarantee
*  All other credits need to be clearly defined on the 332 form
       22.     The total of lines 14 through 21.

Please Note:   For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.    The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________                                                                                           Date:  _______________
Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type:  REO Sale              3rd Party Sale                             Short Sale             Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown      Yes                  No
If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	________________	(12)
	Cash for Keys__________________________	________________	(12)
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

	Total Expenses	$ _______________	(13)
Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________	(15)
(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________	(18a)
HUD Part A
		______________	(18b)

HUD Part B

(19)	Pool Insurance Proceeds	________________	(19)
(20)	Proceeds from Sale of Acquired Property	________________	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)

	Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)		$________________	(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT A-1
FORM OF ANNUAL CERTIFICATION

Re:           The [                         ] agreement dated as of [                                                    ], 200[ ] (the “Agreement”), among
[IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Wachovia Mortgage Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)        I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance Addendum to the Agreement (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)        Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)        Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)        I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)        The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

By:
Name
Title

EXHIBIT B-1

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”;

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X

	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.   Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration

	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122( d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X

	Servicing Criteria	Applicable Servicing Criteria
Reference	Criteria
1122( d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122( d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[US BANK, N.A.] [NAME OF SUBSERVICER]

Date:

By:
Name:
Title:

EXHIBIT C-1

Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer]
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services – MSM 2007-14AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section [34.03(d)][34.03(e)][34.03(g)] of the Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2007, as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2007, among Morgan Stanley Capital I Inc., as Depositor, US Bank, N.A., Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee, the Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  [   ].

 [NAME OF PARTY]

 as [role]

 By: __________________
        Name:

        Title: